Metropolitan West Funds

Supplement dated March 15, 2021 to the

Prospectus dated July 29, 2020, as supplemented (the “Prospectus”)

Disclosure relating to Metropolitan West Strategic Income Fund (the “Fund”)

At a meeting held on March 8, 2021, the Board of Trustees of Metropolitan West Funds approved changes to the contractual expense limitation for the Fund. Effective immediately, the disclosure in the Prospectus for the Fund with respect to the fee table under the heading “Fees and Expenses of the Fund” on page 43 is hereby deleted in its entirety and replaced with the following:

	M Class	I Class
Management Fees[1]	1.70%	1.70%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.48%	0.50%
Shareholder Servicing Expenses[2]	0.09%	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.44%	2.21%
Fee Waiver and/or Expense Reimbursement[3]	(1.39)%	(1.40)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.05%	0.81%

[1]

The management fee paid to Metropolitan West Asset Management, LLC (the “Adviser”) for providing services to the Fund consists of a basic fee at an annual rate of 1.20% of the Fund’s average daily net assets and a positive or negative performance adjustment of up to an annual rate of 0.70% (applied to the average net assets for the rolling 12-month performance period), resulting in a total minimum fee of 0.50% and a total maximum fee of 1.90%. The average monthly management fee for the period from April 1, 2019 through March 31, 2020 was 1.70% (annual rate) based on average net assets for the year ended March 31, 2020.

[2]

The Fund is authorized to compensate broker-dealers and other third-party intermediaries up to 0.10% (10 basis points) of the M and I Class assets serviced by those intermediaries for shareholder services.

[3]

Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce advisory fees and/or reimburse expenses, including distribution expenses, to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, swap interest expenses, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to the net expenses shown in the table for the applicable class. The Adviser may recoup reduced fees and expenses only within three years, provided that the recoupment does not cause the Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. This contract will remain in place until July 31, 2022. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$107	$627	$1,175	$2,670
Class I	$83	$556	$1,056	$2,434

Accordingly, also effective immediately, the Operating Expenses Agreement table under the heading “Management Fees and Other Expenses” on page 99 is hereby deleted in its entirety and replaced with the following:

Fund	Expense Cap (As Percent of Average Net Asset Value)
AlphaTrak 500 Fund
Class M	0.90%
Corporate Bond Fund
Class M	0.75%
Class I	0.50%
Flexible Income Fund
Class M	0.80%
Class I	0.55%
Floating Rate Income Fund
Class M	0.90%
Class I	0.70%
High Yield Bond Fund
Class M	0.85%
Class I	0.60%
Intermediate Bond Fund
Class M	0.70%
Class I	0.49%
Investment Grade Credit Fund
Class M	0.70%
Class I	0.49%
Low Duration Bond Fund
Class M	0.63%
Class I	0.44%
Admin Class	0.83%
Strategic Income Fund
Class M	1.04%***
Class I	0.80%***
Total Return Bond Fund
Class M	0.70%
Class I	0.49%
Class I-2	0.54%*
Admin Class	0.90%
Plan Class	0.39%
Ultra Short Bond Fund
Class M	0.50%
Class I	0.34%
Unconstrained Bond Fund
Class M	1.04%
Class I	0.80%
Plan Class	0.70%**

*	The Total Return Bond Fund Class I-2 Shares commenced operations on March 6, 2020.

**	The Unconstrained Bond Fund Plan Class commenced operations on March 6, 2020.

***	Effective March 15, 2021.

Please retain this Supplement with your Prospectus for future reference.